UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400 San Antonio, Texas		78257
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2012, the Board of Directors of Biglari Holdings Inc. (the “Company”) appointed Bruce Lewis, the Controller of the Company, to serve as the Company’s principal accounting officer.  Duane E. Geiger, the Company’s Interim Chief Financial Officer, previously served as the Company’s principal accounting officer.

Mr. Lewis, age 47, has served as Controller of the Company since January 2012.  From 2007 to 2011, Mr. Lewis was Senior Vice President and Controller of Blockbuster, Inc.

There are no transactions in which Mr. Lewis has an interest requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 19, 2012, the Company held its Annual Meeting of Shareholders (the “Meeting”). The total number of shares of the Company’s common stock voted in person or by proxy at the Meeting was 1,336,746, representing approximately 93.26% of the 1,433,301 shares outstanding and entitled to vote at the Meeting.  The matters voted on by shareholders and the number of (and percentage of shares voted at the Meeting represented by) votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter is set forth below.

Proposal 1.  To elect the nominees listed below as directors of the Company:

	FOR	WITHHOLD
Sardar Biglari	1,102,771 (98.02%)	22,275 (1.98%)
Philip L. Cooley	1,103,505 (98.09%)	21,541 (1.91%)
Kenneth R. Cooper	1,103,284 (98.07%)	21,762 (1.93%)
William L. Johnson	1,116,258 (99.22%)	8,788 (0.78%)
Ruth J. Person	1,101,749 (97.93%)	23,297 (2.07%)

There were 211,700 broker non-votes with respect to the election of directors.

Proposal 2.  To ratify the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year:

1,326,471 (99.23%)	8,919 (0.66%)	1,356 (0.10%)
For	Against	Abstentions
Proposal 3.  To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s proxy statement with respect to the Meeting:

977,469 (86.88%)	29,463 (2.61%)	118,114 (10.49%)	211,700
For	Against	Abstentions	Non-votes
Proposal 4.  To vote on a non-binding advisory resolution to determine the frequency (whether annual, biennial or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation:

412,126 (36.63%)	18,401 (1.63%)	576,725 (51.26%)	117,794 (10.47%)
3 Years	2 Years	1 Year	Abstentions
Proposal 5.  To vote on a shareholder proposal made by the Humane Society of the United States:

40,324 (3.58%)	898,635 (79.87%)	186,087 (16.54%)	211,700
For	Against	Abstentions	Non-votes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 24, 2012	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller